EXHIBIT 10

NAVISTAR INTERNATIONAL CORPORATION

AND CONSOLIDATED SUBSIDIARIES

MATERIAL CONTRACTS

The following documents of Navistar International Corporation, its principal subsidiary Navistar, Inc. and its indirect subsidiary Navistar Financial Corporation are incorporated herein by reference.

10.1	Pooling and Servicing Agreement dated as of June 8, 1995, among Navistar Financial Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, Chemical Bank, as 1990 Trust Trustee, and The Bank of New York, as Master Trust Trustee. Filed as Exhibit 4.1 to Navistar Financial Securities Corporation’s Form 8-K dated and filed December 12, 2003. Commission File No. 033-87374.

10.2	First Amendment to the Pooling and Servicing Agreement dated as of September 12, 1995, among Navistar Financial Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller and The Bank of New York, as Master Trust Trustee. Filed as Exhibit 10.103 to Navistar Financial Corporation’s Form 10-K dated and filed December 10, 2007. Commission File No. 001-04146.

10.3	Second Amendment to the Pooling and Servicing Agreement dated as of March 27, 1996, among Navistar Financial Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller and The Bank of New York, as Master Trust Trustee. Filed as Exhibit 10.104 to Navistar Financial Corporation’s Form 10-K dated and filed December 10, 2007. Commission File No. 001-04146.

10.4	Third Amendment to the Pooling and Servicing Agreement dated as of July 17, 1998, among Navistar Financial Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller and The Bank of New York, as Master Trust Trustee. Filed as Exhibit 10.105 to Navistar Financial Corporation’s Form 10-K dated and filed December 10, 2007. Commission File No. 001-04146.

10.5	Fourth Amendment to the Pooling and Servicing Agreement dated as of June 2, 2000, among Navistar Financial Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller and The Bank of New York, as Master Trust Trustee. Filed as Exhibit 4.7 to Navistar Financial Securities Corporation’s Form S-3/A dated and filed June 12, 2000. Commission File No. 333-32960.

10.6	Fifth Amendment to the Pooling and Servicing Agreement dated as of July 13, 2000, among Navistar Financial Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller and The Bank of New York, as Master Trust Trustee. Filed as Exhibit 4.2 to Navistar Financial Dealer Note Master Trust’s Form 8-K dated July 13, 2000 and filed July 14, 2000. Commission File No. 033-36767-03.

10.7	Sixth Amendment to the Pooling and Servicing Agreement dated as of October 31, 2003, among Navistar Financial Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller and The Bank of New York, as Master Trust Trustee. Filed as Exhibit 4.7 to Navistar Financial Dealer Note Master Owner Trust’s Form S-3/A dated and filed December 23, 2003. Commission File No. 333-104639-01.

10.8	Seventh Amendment to the Pooling and Servicing Agreement dated as of June 10, 2004, among Navistar Financial Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller and The Bank of New York, as Master Trust Trustee. Filed as Exhibit 4.6 to Navistar Financial Dealer Note Master Owner Trust’s Form 8-K dated June 10, 2004 and filed June 14, 2004. Commission File No. 333-104639-01.

10.9	Eight Amendment to the Pooling and Servicing Agreement dated as of November 10, 2009, among Navistar Financial Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller and The Bank of New York Mellon, as Master Trust Trustee. Filed as Exhibit 10.2 to Navistar Financial Corporation Form 8-K dated and filed November 17, 2009. Commission File No. 001-04146.

10.10	Series 2000-VFC Supplement to the Pooling and Servicing Agreement, dated as of January 28, 2000, among Navistar Financial Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, and the Bank of New York, as Master Trust Trustee on behalf of the Series 2000-VFC Certificateholders. Filed as Exhibit 10.71 to Navistar Financial Corporation’s Form 10-Q for the period ended January 31, 2005, which was dated and filed April 19, 2005. Commission File No. 001-04146.

10.11	Amendment No. 1 dated as of January 22, 2003 to the Series 2000-VFC Supplement to the Pooling and Servicing Agreement dated January 28, 2000, by and among Navistar Financial Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, and the Bank of New York, as Master Trust Trustee. Filed as Exhibit 10.72 to Navistar Financial Corporation’s Form 10-Q for the period ended January 31, 2005, which was dated and filed April 19, 2005. Commission File No. 001-04146.

10.12	Amendment No. 2 dated October 25, 2007 to the Series 2000-VFC Supplement to the Pooling and Servicing Agreement dated January 28, 2000, by and among Navistar Financial Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller and The Bank of New York, a New York banking corporation, as Master Trust Trustee. Filed as Exhibit 10.149 to Navistar Financial Corporation’s Form 10-K on December 10, 2007. Commission File No. 001-04146.

10.13	Amendment No. 3 dated October 20, 2008 to the Series 2000-VFC Supplement to the Pooling and Servicing Agreement dated January 28, 2000, by and among Navistar Financial Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller and The Bank of New York, a New York banking corporation, as Master Trust Trustee. Filed as Exhibit 10.2 to Navistar Financial Corporation’s Form 8-K dated October 15, 2008 and filed October 21, 2008. Commission File No. 001-04146.

10.14	Amendment No. 4 dated August 25, 2009 to the Series 2000-VFC Supplement to the Pooling and Servicing Agreement dated January 28, 2000, by and among Navistar Financial Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller and The Bank of New York Mellon, a New York banking corporation, as Master Trust Trustee. Filed as Exhibit 10.1 to Navistar Financial Corporation’s Form 8-K dated and filed August 26, 2009. Commission File No. 001-04146.

10.15	Amendment No. 5 dated November 10, 2009 to the Series 2000-VFC Supplement to the Pooling and Servicing Agreement dated January 28, 2000, by and among Navistar Financial Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller and The Bank of New York Mellon, a New York banking corporation, as Master Trust Trustee. Filed as Exhibit 10.5 to Navistar Financial Corporation’s Form 8-K dated and filed November 17, 2009. Commission File No. 001-04146.

10.16	Series 2004-1 Supplement to the Pooling and Servicing Agreement, dated as of June 10, 2004, by and among Navistar Financial Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, and the Bank of New York, as Master Trust Trustee on behalf of the Series 2004-1 Certificateholders. Filed as Exhibit 4.1 to Navistar Financial Dealer Note Master Owner Trust’s Form 8-K on June 14, 2004. Commission File No. 333-104639-01.

10.17	Amendment No. 1 to the Series 2004-1 Supplement to the Pooling and Servicing Agreement, dated as of November 10, 2009, by and among Navistar Financial Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, and the Bank of New York, as Master Trust Trustee on behalf of the Series 2004-1 Certificateholders. Filed as Exhibit 10.3 to Navistar Financial Corporation’s Form 8-K dated and filed November 17, 2009. Commission File No. 001-04146.

10.18	Certificate Purchase Agreement, dated as of January 28, 2000, by and among Navistar Financial Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, Receivables Capital Corporation, as the Conduit Purchaser and Bank of America, National Association, as Administrative Agent for the Purchasers, and as a Committed Purchaser. Filed as Exhibit 1.1 to Navistar Financial Securities Corporation’s Form 8-K dated and filed February 24, 2000. Commission File No. 033-87374.

10.19	Extension to the Certificate Purchase Agreement, dated as of January 25, 2001, by and among Navistar Financial Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, Receivables Capital Corporation, as the Conduit Purchaser and Bank of America, National Association, as a Committed Purchaser. Filed as Exhibit 10.106 to Navistar Financial Corporation’s Form 10-K dated and filed December 10, 2007. Commission File No. 001-04146.

10.20	Extension and Amendment to the Certificate Purchase Agreement, dated as of January 23, 2002, by and among Navistar Financial Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, Receivables Capital Corporation, as the Conduit Purchaser and Bank of America, National Association, as a Committed Purchaser. Filed as Exhibit 10.107 to Navistar Financial Corporation’s Form 10-K dated and filed December 10, 2007. Commission File No. 001-04146.

10.21	First Amendment to the Certificate Purchase Agreement, dated as of January 27, 2003, by and among Navistar Financial Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, Receivables Capital Corporation, as the Conduit Purchaser and Bank of America, National Association, as Administrative Agent for the Purchasers and as a Committed Purchaser. Filed as Exhibit 10.108 to Navistar Financial Corporation’s Form 10-K dated and filed December 10, 2007. Commission File No. 001-04146.

10.22	Amended and Restated Certificate Purchase Agreement, dated as of December 27, 2004, among Navistar Financial Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, Kitty Hawk Funding Corporation, as a Conduit Purchaser, Liberty Street Funding Corp., as a Conduit Purchaser, Bank of America, National Association, as Administrative Agent for the Purchasers, a Managing Agent, and as a Committed Purchaser and the Bank of Nova Scotia, as a Committed Purchaser and as a Managing Agent. Filed as Exhibit 10.73 to Navistar Financial Corporation’s Form 10-Q for the period ended January 31, 2005, which was dated and filed April 19, 2005. Commission File No. 001-04146.

10.23	Amendment dated October 31, 2006 to the Amended and Restated Certificate Purchase Agreement, dated as of December 27, 2004, by and among Navistar Financial Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, Kitty Hawk Funding Corporation, as a Conduit Purchaser, Bank of America, National Association, as Administrative Agent for the Purchasers and as a Managing Agent and as a Committed Purchaser and the Bank of Nova Scotia, as a Committed Purchaser and as a Managing Agent. Filed as Exhibit 10.132 to Navistar Financial Corporation’s Form 10-K dated and filed December 10, 2007. Commission File No. 001-04146.

10.24	Amendment, Waiver and Extension dated March 24, 2006 to the Amended and Restated Certificate Purchase Agreement, dated as of December 27, 2004, by and among Navistar Financial Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, Kitty Hawk Funding Corporation, as a Conduit Purchaser, Liberty Street Funding Corporation, as a Conduit Purchaser, Bank of America, National Association, as Administrative Agent for the Purchasers and as a Managing Agent and as a Committed Purchaser and the Bank of Nova Scotia, as a Committed Purchaser and as a Managing Agent. Filed as Exhibit 10.133 to Navistar Financial Corporation’s Form 10-K dated and filed December 10, 2007. Commission File No. 001-04146.

10.25	Amendment, Waiver and Extension to Amended and Restated Certificate Purchase Agreement, dated as of May 26, 2006, by and among Navistar Financial Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, Kitty Hawk Funding Corporation, as a Conduit Purchaser, Liberty Street Funding Corporation, as a Conduit Purchaser, Bank of America, National Association, as Administrative Agent for the Purchasers and as a Managing Agent and as a Committed Purchaser and the Bank of Nova Scotia, as a Committed Purchaser and as a Managing Agent. Filed as Exhibit 10.110 to Navistar Financial Corporation’s Form 10-K dated and filed December 10, 2007. Commission File No. 001-04146.

10.26	Amendment and Waiver dated as of October 23, 2007 to the Amended and Restated Certificate Purchase Agreement dated December 27, 2004, by and among Navistar Financial Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, Kitty Hawk Funding Corporation, as a Conduit Purchaser, Liberty Street Funding LLC (f/k/a Liberty Street Funding Corporation), as a Conduit Purchaser, Bank of America, National Association, as Administrative Agent for the Purchasers and as a Managing Agent and as a Committed Purchaser and the Bank of Nova Scotia, as a Committed Purchaser and as a Managing Agent. Filed as Exhibit 10.147 to Navistar Financial Corporation’s Form 10-K dated and filed December 10, 2007. Commission File No. 001-04146.

10.27	Amended and Restated Fee Letter dated as of October 23, 2007 to the Restated Fee Letter dated May 26, 2006 by and among Navistar Financial Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, Kitty Hawk Funding Corporation, as a Conduit Purchaser, Liberty Street Funding LLC (f/k/a Liberty Street Funding Corporation), as a Conduit Purchaser, Bank of America, National Association, as Administrative Agent for the Purchasers and as a Managing Agent and as a Committed Purchaser and the Bank of Nova Scotia, as a Committed Purchaser and as a Managing Agent. Filed as Exhibit 10.148 to Navistar Financial Corporation’s Form 10-K dated and filed December 10, 2007. Commission File No. 001-04146.

10.28	Amendment, Waiver and Extension dated December 7, 2007 to the Amended and Restated Certificate Purchase Agreement dated December 27, 2004 by and among Navistar Financial Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, Kitty Hawk Funding Corporation, as a Conduit Purchaser, Liberty Street Funding LLC (f/k/a Liberty Street Funding Corporation), as a Conduit Purchaser, Bank of America, National Association, as Administrative Agent for the Purchasers and as a Managing Agent and as a Committed Purchaser and the Bank of Nova Scotia, as a Committed Purchaser and as a Managing Agent. Filed as Exhibit 10.6 to Navistar Financial Corporation’s Form 8-K dated and filed December 14, 2007. Commission File No. 001-04146.

10.29	Amendment, Waiver and Extension to Amended and Restated Certificate Purchase Agreement, dated as of January 31, 2007, by and among Navistar Financial Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, Kitty Hawk Funding Corporation, as a Conduit Purchaser, Liberty Street Funding Corporation, as a Conduit Purchaser, Bank of America, National Association, as Administrative Agent for the Purchasers and as a Managing Agent and as a Committed Purchaser and the Bank of Nova Scotia, as a Committed Purchaser and as a Managing Agent. Filed as Exhibit 10.111 to Navistar Financial Corporation’s Form 10-K dated and filed December 10, 2007. Commission File No. 001-04146.

10.30	Amendment and Extension to Amended and Restated Certificate Purchase Agreement, dated as of October 15, 2008, by and among Navistar Financial Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, Kitty Hawk Funding Corporation, as a Conduit Purchaser, Liberty Street Funding LLC (f/k/a Liberty Street Funding Corporation), as a Conduit Purchaser, Bank of America, National Association, as Administrative Agent for the Purchasers and as a Managing Agent and as a Committed Purchaser and the Bank of Nova Scotia, as a Committed Purchaser and as a Managing Agent. Filed as Exhibit 10.1 to Navistar Financial Corporation’s Form 8-K dated October 15, 2008 and filed October 21, 2008. Commission File No. 001-04146.

10.31	Amendment and Extension to Amended and Restated Certificate Purchase Agreement, dated as of August 25, 2009, by and among Navistar Financial Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, Kitty Hawk Funding Corporation, as a Conduit Purchaser, Liberty Street Funding LLC (f/k/a Liberty Street Funding Corp.) as a Conduit Purchaser, Bank of America, National Association, as Administrative Agent for the Purchasers and as a Managing Agent and as a Committed Purchaser and the Bank of Nova Scotia, as a Committed Purchaser and as a Managing Agent. Filed as Exhibit 10.2 to Navistar Financial Corporation’s Form 10-K dated and filed August 26, 2009. Commission File No. 001-04146.

10.32	Amendment to Amended and Restated Certificate Purchase Agreement, dated as of November 10, 2009, by and among Navistar Financial Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, Kitty Hawk Funding Corporation, as a Conduit Purchaser, Liberty Street Funding LLC (f/k/a Liberty Street Funding Corp.) as a Conduit Purchaser, Bank of America, National Association, as Administrative Agent for the Purchasers and as a Managing Agent and as a Committed Purchaser and the Bank of Nova Scotia, as a Committed Purchaser and as a Managing Agent. Filed as Exhibit 10.6 to Navistar Financial Corporation’s Form 10-K dated and filed November 17, 2009. Commission File No. 001-04146.

10.33	Master Owner Trust Agreement dated as of June 10, 2004, between Navistar Financial Securities Corporation, as Seller and Chase Manhattan Bank USA, N.A. as Master Owner Trust Trustee. Filed as Exhibit 4.5 to Navistar Financial Dealer Note Master Owner Trust’s Form 8-K dated June 10, 2004 and filed June 14, 2004. Commission File No. 333-104639-01.

10.34	Amendment No. 1 dated November 10, 2009 to the Master Owner Trust Agreement dated as of June 10, 2004, between Navistar Financial Securities Corporation, as Seller and Deutsche Bank Trust Company Delaware (as successor-in-interest to Chase Manhattan Bank USA, N.A.) as Master Owner Trust Trustee. Filed as Exhibit 10.4 to Navistar Financial Corporation’s Form 8-K dated and filed November 17, 2009. Commission File No. 001-04146.

10.35	Indenture, dated as of June 10, 2004, between Navistar Financial Dealer Notes Master Owner Trust, as Issuer and the Bank of New York, as Indenture Trustee. Filed as Exhibit 4.2 to Navistar Financial Dealer Note Master Owner Trust’s Form 8-K dated June 10, 2004 and filed June 14, 2004. Commission File No. 333-104639-01.

10.36	Series 2005-1 Indenture Supplement dated February 28, 2005, to the Indenture dated as of June 10, 2004, between Navistar Financial Dealer Note Master Owner Trust, as Issuer, and The Bank of New York, as Indenture Trustee. Filed as Exhibit 4.1 to Navistar Financial Dealer Note Master Owner Trust’s Form 8-K dated March 3, 2005 and filed March 4, 2005. Commission File No. 333-104639-01.

10.37	Series 2009-1 Indenture Supplement dated November 10, 2009, to the Indenture dated June 10, 2004, between Navistar Financial Dealer Note Master Owner Trust, as Issuer, and The Bank of New York Mellon, as Indenture Trustee. Filed as Exhibit 10.1 to Navistar Financial Corporation’s Form 8-K dated and filed November 17, 2009. Commission File No. 001-04146.

*10.38	Navistar International Corporation 1994 Performance Incentive Plan, as amended. Filed as Exhibit 10.31 to Form 10-Q for the period ended January 31, 2002, which was dated and filed March 11, 2002. Commission File No. 001-09618.

*10.39	Navistar International Corporation 1998 Supplemental Stock Plan, as amended and supplemented by the Restoration Stock Option Program. Filed as Exhibit 10.32 to Form 10-Q for the period ended January 31, 2002, which was dated and filed March 11, 2002 Commission File No. 1-9618.

*10.40	Board of Directors resolution amending the 1994 Performance Incentive Plan, the 1998 Supplemental Stock Plan and the 1998 Non-Employee Director Stock Option Plan to prohibit the repricing and discounting of options. Filed as Exhibit 10.36 to Form 10-K for the period ended October 31, 2003, which was dated December 18, 2003 and filed December 19, 2003. Commission File No. 001-09618.

*10.41	Navistar International Corporation 1998 Non-Employee Director Stock Option Plan, as amended. Filed as Exhibit 10.1 to Form S-8 dated April 19, 2002 and filed April 23, 2002. Registration No. 333-86754.

*10.42	Board of Directors resolution terminating the 1998 Non-Employee Directors Plan. Filed as Exhibit 10.39 to Form 10-Q for the period ended April 30, 2004, which was dated and filed June 9, 2004. Commission File No. 001-09618.

*10.43	Navistar International Corporation’s offer of employment to William Caton, a new executive officer of Navistar, which contains the terms and conditions of certain compensation awards. Filed as Exhibit 10.1 to Form 8-K dated and filed October 4, 2005. Commission File No. 001-09618.

10.44	Credit Agreement dated January 19, 2007 among Navistar International Corporation, as Borrower, the Subsidiary Guarantors party thereto, the Lenders party thereto, JP Morgan Chase Bank, N.A., as administrative agent for the Lenders, and the other Agents party thereto. Filed as Exhibit 10.59 to Form 8-K/A dated and filed January 25, 2007. Commission File No. 001-09618. PLEASE NOTE THIS AGREEMENT IS NO LONGER EFFECTIVE AS IT WAS REFINANCED WITH THE PUBLIC DEBT ISSUED OCTOBER 28, 2009.

*10.45 &10.46	Compensation Committee and Board of Directors resolutions approving certain technical amendments to Navistar’s 1994 Performance Incentive Plan, 1998 Supplemental Stock Plan, 1998 Interim Stock Plan, 1998 Non-Employee Directors Stock Option Plan and 2004 Performance Incentive Plan. Filed as Exhibits 10.69 and 10.70 to Form 8-K dated and filed April 20, 2007. Commission File No. 001-09618.

*10.47 &10.48	Compensation Committee and Board of Directors resolutions approving certain change of control amendments to Navistar’s 2004 Performance Incentive Plan, 1998 Non-Employee Directors Stock Option Plan, 1988 Non-Employee Directors Stock Option Plan, 1994 Performance Incentive Plan, 1998 Supplemental Stock Plan and 1998 Interim Stock Plan. Filed as Exhibits 10.72 and 10.73 to Form 8-K dated and filed June 22, 2007. Commission File No. 001-09618.

10.49	Amended and Restated Credit Agreement dated July 1, 2005 among Navistar Financial Corporation, Arrendadora Financiera Navistar, S.A. De C.V., Servicios Financieros Navistar, S.A. De C.V. and Navistar Comercial, S.A. De C.V., as Borrowers, JPMorgan Chase Bank, N.A., as Administrative Agent, Bank of America, N.A., as the Syndication Agent, the Bank of Nova Scotia, as Documentation Agent, J.P Morgan Securities Inc. and Banc of America Securities, LLC, as Joint Book Managers and Joint Lead Arrangers and the lenders party thereto. Filed as Exhibit 10.01 to Navistar Financial Corporation’s Form 8-K dated and filed September 1, 2005. Commission File No. 001-04146.

10.50	Amended and Restated Security, Pledge and Trust Agreement dated as of July 1, 2005, between Navistar Financial Corporation and Deutsche Bank Trust Company Americas, as Trustee, pursuant to the terms of the Credit Agreement. Filed as Exhibit 10.02 to Navistar Financial Corporation’s Form 8-K dated and filed July 1, 2005. Commission File No. 001-04146.

10.51	First Waiver and Consent dated January 17, 2006 to Amended and Restated Credit Agreement dated July 1, 2005 among Arrendadora Financiera Navistar, S.A. De C.V., Organizacion Auxiliar del Credito, Servicios Financieros Navistar, S.A. De C.V., Sociedad Financiera De Objecto Limitado, Navistar Comercial, S.A. De C.V., the lenders party thereto, JP Morgan Chase Bank, N.A., as administrative agent, Bank of America, N.A., as syndication agent and The Bank of Nova Scotia, as documentation agent. Filed as Exhibit 99.1 to Navistar Financial Corporation’s Form 8-K dated and filed March 8, 2006. Commission File No. 001-04146.

10.52	Second Waiver and Consent dated March 2, 2006 to Amended and Restated Credit Agreement dated July 1, 2005 among Arrendadora Financiera Navistar, S.A. De C.V., Organizacion Auxiliar del Credito, Servicios Financieros Navistar, S.A. De C.V., Sociedad Financiera De Objecto Limitado, Navistar Comercial, S.A. De C.V., the lenders party thereto, JP Morgan Chase Bank, N.A., as administrative agent, Bank of America, N.A., as syndication agent and The Bank of Nova Scotia, as documentation agent. Filed as Exhibit 99.2 to Navistar Financial Corporation’s Form 8-K dated and filed March 8, 2006. Commission File No. 001-04146.

10.53	Third Waiver and Consent dated November 16, 2006 to Amended and Restated Credit Agreement dated July 1, 2005 among Arrendadora Financiera Navistar, S.A. De C.V., Organizacion Auxiliar del Credito, Servicios Financieros Navistar, S.A. De C.V., Sociedad Financiera De Objecto Limitado, Navistar Comercial, S.A. De C.V., the lenders party thereto, JP Morgan Chase Bank, N.A., as administrative agent, Bank of America, N.A., as syndication agent and The Bank of Nova Scotia, as documentation agent. Filed as Exhibit 10.1 to Navistar Financial Corporation’s Form 8-K dated and filed November 20, 2006. Commission File No. 001-04146.

10.54	First Amendment dated March 28, 2007 to Amended and Restated Credit Agreement dated July 1, 2005 among Arrendadora Financiera Navistar, S.A. De C.V., Organizacion Auxiliar del Credito, Servicios Financieros Navistar, S.A. De C.V., Sociedad Financiera De Objecto Limitado, Navistar Comercial, S.A. De C.V., the lenders party thereto, JP Morgan Chase Bank, N.A., as administrative agent, Bank of America, N.A., as syndication agent and The Bank of Nova Scotia, as documentation agent. Filed as Exhibit 10.1 to Navistar Financial Corporation’s Form 8-K dated March 28, 2007 and filed April 3, 2007. Commission File No. 001-04146.

10.55	ABL Credit Agreement dated June 15, 2007 among International Truck and Engine Corporation and four of its other manufacturing subsidiaries, namely, IC Corporation, IC of Oklahoma, LLC, SST Truck Company LP and International Diesel of Alabama, LLC, the lenders thereto, Credit Suisse, as administrative agent, Bank of America, N.A., as collateral agent, Banc of America Securities LLC and JPMorgan Chase Bank, N.A., as co-syndication agents, General Electric Capital Corporation and Wachovia Capital Finance Corporation (Central), as co-documentation agents, Credit Suisse Securities (USA) LLC, Banc of America Securities LLC and J.P. Morgan Securities Inc. as joint lead bookrunners, and Credit Suisse Securities (USA) LLC and Banc of America Securities LLC, as joint lead arrangers. Filed as Exhibit 10.71 to Form 8-K dated and filed June 19, 2007. Commission File No. 001-09618.

10.56	Second Amendment and Fourth Waiver dated October 23, 2007 to Amended and Restated Credit Agreement dated July 1, 2005 among Arrendadora Financiera Navistar, S.A. De C.V., Organizacion Auxiliar del Credito, Servicios Financieros Navistar, S.A. De C.V., Sociedad Financiera De Objecto Limitado, Navistar Comercial, S.A. De C.V., the lenders party thereto, JP Morgan Chase Bank, N.A., as administrative agent, Bank of America, N.A., as syndication agent and The Bank of Nova Scotia, as documentation agent. Filed as Exhibit 10.1 to Navistar Financial Corporation’s Form 8-K dated and filed October 23, 2007. Commission File No. 001-04146.

*10.57	Compensation Committee of the Board of Directors resolution recommending the appointment of Mr. William A. Caton as Executive Vice President and Chief Financial Officer of Navistar, increasing his annual base salary by $95,000 to $625,000, authorizing the award of a discretionary cash bonus in an amount not to exceed $200,000 and providing Mr. Caton certain other benefits commensurate with his Chief Financial Officer position. Filed as Exhibit 10.101 to Form 10-K for the period ended October 31, 2005, which was dated December 7, 2007 and filed December 10, 2007. Commission File No. 001-09618.

10.58	Amended and Restated Parents’ Side Agreement dated July 1, 2005 among Navistar International Corporation and JPMorgan Chase Bank, N.A., as Administrative Agent for the lenders indicated therein in respect of Navistar Financial Corporation’s Amended and Restated Credit Agreement dated July 1, 2005. Filed as Exhibit 10.104 to Form 10-K for the period ended October 31, 2005, which was dated December 7, 2007 and filed December 10, 2007. Commission File No. 001-09618.

10.59	Amended and Restated Parent Guarantee dated July 1, 2005 among Navistar International Corporation and JPMorgan Chase Bank, N.A., as Administrative Agent for the lenders indicated therein in respect of Navistar Financial Corporation’s Amended and Restated Credit Agreement dated July 1, 2005. Filed as Exhibit 10.105 to Form 10-K for the period ended October 31, 2005, which was dated December 7, 2007 and filed December 10, 2007. Commission File No. 001-09618.

*10.60	Compensation Committee of the Board of Directors resolutions approving the Annual Incentive Plan Criteria for 2008 for named executive officers. Filed as Exhibit 10.106 to Form 8-K dated and filed December 14, 2007. Commission File No. 001-09618.

*10.61	Form of revised Executive Severance Agreement which is executed with all executive officers dated December 31, 2007. Filed as Exhibit 10.107 to Form 8-K dated and filed December 14, 2007. Commission File No. 001-09618.

10.62	Fifth Waiver dated November 28, 2007 to Amended and Restated Credit Agreement dated July 1, 2005 among Arrendadora Financiera Navistar, S.A. De C.V., Organizacion Auxiliar del Credito, Servicios Financieros Navistar, S.A. De C.V., Sociedad Financiera De Objecto Limitado, Navistar Comercial, S.A. De C.V., the lenders party thereto, JP Morgan Chase Bank, N.A., as administrative agent, Bank of America, N.A., as syndication agent and The Bank of Nova Scotia, as documentation agent. Filed as Exhibit 10.1 to Navistar Financial Corporation’s Form 8-K dated and filed December 14, 2007. Commission File No. 001-04146.

*10.63	Form of Indemnification Agreement which is executed with all non-employee directors dated December 11, 2007. Filed as Exhibit 10.93 to Form 10-K for the period ended October 31, 2007, which was dated and filed May 29, 2008. Commission File No. 001-09618.

*10.64	Board of Directors resolution approving an additional retainer for the lead director of the Board of Directors. Filed as Exhibit 10.94 to Form 10-K for the period ended October 31, 2007, which was dated and filed May 29, 2008. Commission File No. 001-09618.

*10.65	Compensation Committee and Board of Directors approval of 2008 long term emergence incentive grants to non-employee directors and named executive officers. Filed as Exhibit 10.95 to Form 10-Q for the period ended April 30, 2008, which was dated and filed June 27, 2008. Commission File No. 001-09618.

*10.66	Navistar, Inc. Supplemental Executive Retirement Plan, as amended and restated effective as of January 1, 2005 (including amendment through July 31, 2008). Filed as Exhibit 10.82 to Quarterly Report on Form 10-Q for the period ended July 31, 2008, which was dated and filed on September 3, 2008. Commission File No. 001-09618.

*10.67	Navistar, Inc. Managerial Retirement Objective Plan, as amended and restated effective as of January 1, 2005 (including amendments through July 31, 2008). Filed as Exhibit 10.83 to Quarterly Report on Form 10-Q for the period ended July 31, 2008, which was dated and filed on September 3, 2008. Commission File No. 001-09618. In December 2008, the Navistar Financial Corporation Managerial Retirement Objective Plan was merged with and into the Navistar, Inc. Managerial Retirement Objective Plan without requiring material modifications to the Navistar, Inc. Managerial Retirement Objective Plan as the plans were substantially identical.

*10.68	Navistar, Inc. Supplemental Retirement Accumulation Plan, effective as of January 31, 2008 (including amendments through July 31, 2008). Filed as Exhibit 10.85 to Quarterly Report on Form 10-Q for the period ended July 31, 2008, which was dated and filed on September 3, 2008. Commission File No. 001-09618.

*10.69	Form of Incentive Stock Option Award Agreement. Filed as Exhibit 10.87 to Quarterly Report on Form 10-Q for the period ended July 31, 2008, which was dated and filed on September 3, 2008. Commission File No. 001-09618.

*10.70	Form of Supplement to Incentive Stock Option Award Agreement. Filed as Exhibit 10.97 to Quarterly Report on Form 10-Q for the period ended January 31, 2009, which was dated and filed on March 11, 2009. Commission File No. 001-09618.

*10.71	Form of Non-Qualified Stock Option Award Agreement. Filed as Exhibit 10.89 to Quarterly Report on Form 10-Q for the period ended July 31, 2008, which was dated and filed on September 3, 2008. Commission File No. 001-09618.

*10.72	Form of Supplement to Non-Qualified Stock Option Award Agreement. Filed as Exhibit 10.95 to Quarterly Report on Form 10-Q for the period ended January 31, 2009, which was dated and filed on March 11, 2009. Commission File No. 001-09618.

*10.73	Form of Restoration Stock Option Award Agreement. Filed as Exhibit 10.91 to Quarterly Report on Form 10-Q for the period ended July 31, 2008, which was dated and filed on September 3, 2008. Commission File No. 001-09618.

*10.74	Form of Supplement to Restoration Stock Option Award Agreement. Filed as Exhibit 10.94 to Quarterly Report on Form 10-Q for the period ended January 31, 2009, which was dated and filed on March 11, 2009. Commission File No. 001-09618.

*10.75	Form of Non-Employee Director Stock Option Award Agreement. Filed as Exhibit 10.93 to Quarterly Report on Form 10-Q for the period ended July 31, 2008, which was dated and filed on September 3, 2008. Commission File No. 001-09618.

*10.76	Form of Supplement to Non-Employee Director Stock Option Award Agreement. Filed as Exhibit 10.94 to Quarterly Report on Form 10-Q for the period ended January 31, 2009, which was dated and filed on March 11, 2009. Commission File No. 001-09618.

*10.77	Form of Restricted Stock Award Agreement. Filed as Exhibit 10.95 to Quarterly Report on Form 10-Q for the period ended July 31, 2008, which was dated and filed on September 3, 2008. Commission File No. 001-09618.

*10.78	Form of Deferred Share Unit Certificate. Filed as Exhibit 10.97 to Quarterly Report on Form 10-Q for the period ended July 31, 2008, which was dated and filed on September 3, 2008. Commission File No. 001-09618.

*10.79	Board of Directors resolution amending the 1998 Non-Employee Director Stock Option Plan to permit net settlement of shares. Filed as Exhibit 10.98 to Quarterly Report on Form 10-Q for the period ended July 31, 2008, which was dated and filed on September 3, 2008. Commission File No. 001-09618.

*10.80	Compensation Committee resolutions amending the Navistar’s 1994 Performance Incentive Plan, 1998 Interim Stock Plan, 1998 Supplemental Stock Plan, 2004 Performance Incentive Plan and the 1998 Non-Employee Director Stock Option Plan, to permit net settlement of shares. Filed as Exhibit 10.99 to Quarterly Report on Form 10-Q for the period ended July 31, 2008, which was dated and filed on September 3, 2008. Commission File No. 001-09618.

*10.81	Amendment No. 1 to William A. Caton’s Executive Severance Agreement. Filed as Exhibit 10.100 to Quarterly Report on Form 10-Q for the period ended July 31, 2008, which was dated and filed on September 3, 2008. Commission File No. 001-09618.

*10.82	Form of Restricted Stock Unit Award Notice and Agreement. Filed as Exhibit 10.101 to Quarterly Report on Form 10-Q for the period ended July 31, 2008, which was dated and filed on September 3, 2008. Commission File No. 001-09618.

*10.83	Form of Premium Share Unit Certificate, as amended. Filed as Exhibit 10.80 to Annual Report on Form 10-K for the period ended October 31, 2008, which was dated and filed on December 30, 2008. Commission File No. 001-09618.

*10.84	Form of Premium Share Deferral Election Form. Filed as Exhibit 10.81 to Annual Report on Form 10-K for the period ended October 31, 2008, which was dated and filed on December 30, 2008. Commission File No. 001-09618.

*10.85	Navistar International Corporation Non-Employee Directors’ Deferred Fee Plan, as amended and restated December 16, 2008. Filed as Exhibit 10.83 to Annual Report on Form 10-K for the period ended October 31, 2008, which was dated and filed on December 30, 2008. Commission File No. 001-09618.

*10.86	Compensation Committee and Board of Directors approval of 2009 long term incentive equity grant awards to non-employee directors and named executive officers. Filed as Exhibit 10.85 to Annual Report on Form 10-K for the period ended October 31, 2008, which was dated and filed on December 30, 2008. Commission File No. 001-09618.

*10.87	First Amendment to the Navistar, Inc. Supplemental Retirement Accumulation Plan. Filed as Exhibit 10.86 to Annual Report on Form 10-K for the period ended October 31, 2008, which was dated and filed on December 30, 2008. Commission File No. 001-09618.

*10.88	Navistar International Corporation Amended and Restated Executive Stock Ownership Program dated January 9, 2009. Filed as Exhibit 10.98 to Quarterly Report on Form 10-Q for the period ended January 31, 2009, which was dated and filed on March 11, 2009. Commission File No. 001-09618.

*10.89	Compensation Committee and Board of Director resolutions amending the Navistar 1998 Non-Employee Director Stock Option Plan, the Navistar 1988 Non-Employee Director Stock Option Plan, the Navistar 1994 Performance Incentive Plan, the Navistar 1998 Interim Stock Plan and the Navistar 1998 Supplemental Stock Plan. Filed as Exhibit 10.99 to Quarterly Report on Form 10-Q for the period ended January 31, 2009, which was dated and filed on March 11, 2009. Commission File No. 001-09618.

10.90	Truck Business Relationship Agreement, dated as of April 3, 2009, by and among Caterpillar, Inc., Navistar Inc. and Navistar International Corporation. Filed as Exhibit 10.1 to Current Report on Form 8-K dated and filed April 7, 2009. Commission File No. 001-09618.

10.91	Joint Venture Operating Agreement, dated as of September 9, 2009, by and among Caterpillar, Inc. Navistar, Inc. and NC2 Global, LLC. Filed as Exhibit 10.1 to Current Report on Form 8-K dated and filed September 15, 2009. Commission File No. 001-09618.

10.92	Identical Forms of a (1) Base Call Option Transaction Confirmation, (2) Side Letter Agreement to the Base Call Option Transaction Confirmation, (3) Base Warrants Confirmation and (4) Side Letter Agreement to Base Warrants Confirmation, all dated October 22, 2009, were entered into between Navistar International Corporation and each of JPMorgan Chase Bank, National Association, Credit Suisse International, Deutsche Bank AG and Bank of America, N.A. in connection with certain convertible note hedge transactions. Copies of these agreements were filed as Exhibit 10.1(a) – 10.1(h) and 10.2(a) – 10.2(h) to Current Report on Form 8-K dated and filed October 28, 2009. Commission File No. 001-09618. On October 28, 2009, Navistar International Corporation entered into additional (1) Base Call Option Transaction Confirmation, (2) Side Letter Agreement to the Base Call Option Transaction Confirmation, (3) Base Warrants Confirmation and (4) Side Letter Agreement to Base Warrants Confirmation with Credit Suisse International in respect of the issuance of an additional $20,000,000 of convertible notes. Navistar International Corporation has not filed these additional agreements in reliance upon Instruction 2 to Item 601 of Regulation S-K in that each is substantially identical in all material respects to those agreements previously filed.

*10.93	Board of Director Resolution approving the CEO Achievement Award. Filed as Exhibit 10.6 to Form 8-K dated and filed December 18, 2009. Commission File No. 001-09618.

*10.94	Navistar International Corporation 2004 Performance Incentive Plan, Amended and Restated as of December 15, 2009 (marked to indicate all changes from the January 9, 2009 version). Filed as Exhibit 10.7 to Form 8-K dated and filed December 18, 2009. Commission File No. 001-09618.

*10.95	Compensation Committee of the Board of Directors resolutions approving the Annual Incentive Plan Criteria for 2010 for named executive officers. Filed as Exhibit 10.8 to Form 8-K dated and filed December 18, 2009. Commission File No. 001-09618.

*10.96	Form of Amended and Restated CEO Executive Severance Agreement to be dated January 1, 2010. Filed as Exhibit 10.9 to Form 8-K dated and filed December 18, 2009. Commission File No. 001-09618. PLEASE NOTE THIS AGREEMENT WILL REPLACE THE EXISTING FORM OF EXECUTIVE SEVERANCE AGREEMENT REFERENCED IN EXHIBIT 10.61 ABOVE EFFECTIVE JANUARY 1, 2010.

*10.97	Form of Amended and Restated Executive Severance Agreement with all executive officers other than the CEO to be dated January 1, 2010. Filed as Exhibit 10.10 to Form 8-K dated and filed December 18, 2009. Commission File No. 001-09618. PLEASE NOTE THIS AGREEMENT WILL REPLACE THE EXISTING FORM OF EXECUTIVE SEVERANCE AGREEMENT REFERENCED IN EXHIBIT 10.61 ABOVE EFFECTIVE JANUARY 1, 2010.

10.98	Amended and Restated Credit Agreement, dated as of December 16, 2009, by and among Navistar Financial Corporation, a Delaware corporation, and Navistar Financial, S.A. DE C.V., Sociedad Financiera De Objeto Multiple, Entidad No Regulada, a Mexican corporation, as borrowers, the lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent, Bank of America, N.A., as syndication agent, and The Bank of Nova Scotia, as documentation agent. Filed as Exhibit 10.1 to Navistar Financial Corporation’s Form 8-K dated and filed December 18, 2009. Commission File No. 001-04146. PLEASE NOTE THIS AGREEMENT REPLACES THE NFC CREDIT AGREEMENT REFERENCED IN EXHIBIT 10.49 ABOVE EFFECTIVE DECEMBER 16, 2009.

10.99	Second Amended and Restated Parents’ Side Agreement, dated as of December 16, 2009, by and between Navistar International Corporation, a Delaware corporation, and Navistar, Inc. (formerly known as International Truck and Engine Corporation), a Delaware corporation, for the benefit of the lenders from time to time party to the Amended and Restated Credit Agreement. Filed as Exhibit 10.3 to Navistar Financial Corporation’s Form 8-K dated and filed December 18, 2009. Commission File No. 001-04146. PLEASE NOTE THIS AGREEMENT REPLACES THE AMENDED AND RESTATED PARENTS’ SIDE AGREEMENT REFERENCED IN EXHIBIT 10.58 ABOVE EFFECTIVE DECEMBER 16, 2009.

10.100	Second Amended and Restated Parent Guarantee, dated as of December 16, 2009, by Navistar International Corporation, a Delaware corporation, in favor of JPMorgan Chase Bank, N.A., as administrative agent for the lenders party to the Amended and Restated Credit Agreement. Filed as Exhibit 10.2 to Navistar Financial Corporation’s Form 8-K dated and filed December 18, 2009. Commission File No. 001-04146. PLEASE NOTE THIS AGREEMENT REPLACES THE AMENDED AND RESTATED PARENT GUARANTY REFERENCED IN EXHIBIT 10.59 ABOVE EFFECTIVE DECEMBER 16, 2009.

10.101	First Amendment, dated as of December 16, 2009, to the Amended and Restated Security, Pledge and Trust Agreement, dated as of July 1, 2005, between Navistar Financial Corporation, a Delaware corporation, and Deutsche Bank Trust Company Americas, a corporation duly organized and existing under the laws of the State of New York, acting individually and as trustee for the holders of the secured obligations under the Amended and Restated Credit Agreement. Filed as Exhibit 10.4 to Navistar Financial Corporation’s Form 8-K dated and filed December 18, 2009. Commission File No. 001-04146

10.102	Intercreditor Agreement, dated as of December 16, 2009, by and among Navistar Financial Corporation, a Delaware corporation, Wells Fargo Equipment Finance, Inc., a Minnesota corporation, Deutsche Bank Trust Company Americas, a corporation duly organized and existing under the laws of the State of New York, acting individually and as trustee for the holders of the secured obligations under the Amended and Restated Credit Agreement, and JPMorgan Chase Bank, N.A., as administrative agent for the lenders party to the Amended and Restated Credit Agreement. Filed as Exhibit 10.9 to Navistar Financial Corporation’s Form 8-K dated and filed December 18, 2009. Commission File No. 001-04146

The following documents of Navistar International Corporation are filed herewith:

*10.103	Letter dated October 20, 2009 to William A, Caton regarding extension of additional healthcare provisions.

*10.104	Compensation Committee and Board of Directors approval of 2010 long term incentive equity grant awards to non-employee directors and named executive officers.

*	Indicates a management contract or compensatory plan or arrangement required to be filed or incorporated by reference as an exhibit to this report.